Long-term Debt - Terms and Covenants (Details)	6 Months Ended
Jun. 30, 2015
Line of Credit Facility [Line Items]
Line of Credit Facility, Covenant Terms	Under its other loan agreements, the Company is not allowed to pay dividends until December 31, 2016. In any event, the Company may not pay dividends or distributions if an event of default has occured and is continuing or would result from such dividend or distribution. Furthermore, the Company's credit facilities contain financial covenants requiring the Company to maintain various financial ratios, including: - a minimum percentage of aggregate vessel value to loans secured; - a maximum ratio of total liabilities to market value adjusted total assets; - a minimum EBITDA to interest coverage ratio; - a minimum liquidity; and - a minimum equity ratio. As of December 31, 2014 and June 30, 2015 the Company was required to maintain minimum liquidity, not legally restricted, of $35,400 and $35,200, respectively, which is included within "Cash and cash equivalents" in the accompanying balance sheets. In addition, as of December 31, 2014 and June 30, 2015 the Company was required to maintain minimum liquidity, legally restricted, of $13,972 and $13,789, respectively, which is included within "Restricted cash" in the accompanying balance sheets.
Line of Credit Facility, Covenant Compliance	As of December 31, 2014 and June 30, 2015, the Company was in compliance with the applicable financial and other covenants contained in its debt agreements.
DNB-SEB-CEXIM $227,500 Facility
Line of Credit Facility [Line Items]
Line of Credit Facility, Covenant Terms	Under the DNB-SEB-CEXIM $227,500 Facility, the Company is not allowed to pay dividends until December 2017, if the Company's liquid funds are not greater than $200,000 or $2,000 per fleet vessel.